Exhibit 10.36
DEED OF NOVATION
DATED 20 DECEMBER 2005
SHELL CHEMICALS EUROPE B.V.
and
SHELL PÉTROCHIMIE MÉDITERRANÉE S.A.S.
and
BASELL POLYOLÉFINES FRANCE S.A.S.
and
KRATON POLYMERS FRANCE S.A.S.
ALLEN & OVERY
Allen & Overy LLP
London

THIS DEED is made on 20 DECEMBER 2005
BETWEEN:
(1)	Shell Chemicals Europe B.V., a company incorporated in The Netherlands, whose registered office is at Hoofdweg 256, 3067 GJ Rotterdam, The Netherlands (SCE);

(2)	Shell Pétrochimie Méditerranée S.A.S, a société par actions simplifiée incorporated in France, whose registered office is at Chemin Départemental 54, 13130 Berre l’Etang, France (SPM);

(3)	Basell Polyoléfines France S.A.S., a company incorporated in the Republic of France, whose registered office is at 81 Avenue François Arago, 92000 Nanterre, France (Basell); and

(4)	KRATON Polymers France S.A.S., a company incorporated in the Republic of France, whose registered office is at Immeuble Icare, Parc Tertiaire de l’Etang, 13131 BERRE L’ETANG CEDEX, France (KRATON).
WHEREAS:
(A)	Shell Chimie S.A. and KRATON entered into an agreement dated 11 April 2000 relating to the supply of 1,3-Butadiene (the Original Agreement). A copy of the Original Agreement is appended in Schedule 1 to this deed.

(B)	Shell Chimie S.A. subsequently merged with SPM.

(C)	The benefit of the Original Agreement was assigned by SPM to SCE pursuant to an assignment agreement dated Octobre 29, 2002 (the Assignment). (The Original Agreement as assigned by the Assignment being the Agreement for the purposes of this deed.)

(D)	SCE and Basell are contemplating entering into a business sale agreement (the Business Sale Agreement) under which Basell will purchase SCE’s business including, with the consent of KRATON, the benefit and burden of the Original Agreement as assigned by the Assignment.

(E)	SCE and SPM wish to be released and discharged from the Agreement and KRATON wishes to release and discharge each of SCE and SPM from the Agreement on the basis of Basell’s and KRATON’s wish to perform, discharge and observe the terms of the Agreement as if Basell were named in it in place of each of SCE and SPM, all with effect as of and from the Effective Date.
THIS DEED WITNESSES as follows:
1.	NOVATION

1.1	This deed shall have effect from the date of completion of the Business Sale Agreement (as notified by SCE or SPM or Basell to KRATON) (the Effective Date).

1.2	With effect from the Effective Date, the provisions of the Agreement shall be novated and continue in effect on identical terms to those in existence prior to the execution of this deed, save that Basell shall be deemed to be a party to the Agreement in place of SCE and SPM.

1.3	As from the Effective Date, Basell:

(a)	undertakes to perform, discharge and observe all obligations and liabilities on the part of each of SCE and SPM under the Agreement which would, but for this deed, be due to be performed, discharged or observed on and after the Effective Date;

(b)	agrees to be bound by all the provisions of the Agreement by which each of SCE and SPM would, but for this deed, be bound on and after the Effective Date; and

(c)	agrees that KRATON shall be entitled to all rights, powers, interests and benefits under the Agreement which would, but for this deed, subsist in favour of or be exercisable by KRATON on and after the Effective Date, as if Basell were named in the Agreement in place of each of SCE and SPM.
1.4	KRATON unconditionally releases and discharges each of SCE and SPM from all obligations and liabilities whatsoever under the Agreement which are due to be performed, discharged or observed on or after the Effective Date, and accepts the liability of Basell in respect of the Agreement in place of SCE and SPM respectively with effect from the Effective Date.

1.5	KRATON:
(a)	undertakes to perform, discharge and observe all obligations and liabilities on the part of KRATON under the Agreement which would, but for this deed, fail to be performed, discharged or observed on and after the Effective Date;

(b)	agrees to be bound by all the provisions of the Agreement by which KRATON would, but for this deed, be bound on and after the Effective Date; and

(c)	agrees that Basell shall be entitled to all rights, powers, interests and benefits under the Agreement which would, but for this deed, subsist in favour of or be exercisable by each of SCE and SPM on and after the Effective Date, as if Basell were named in the Agreement in place of each of SCE and SPM.
1.6	Each of SPM and SCE unconditionally releases and discharges KRATON from all obligations and liabilities whatsoever under the Agreement which are due to be performed, discharged or observed on or after the Effective Date.

2.	GENERAL

2.1	This deed may be executed in any number of counterparts, all of which taken together shall constitute one and the same deed, and any party may enter into this deed by executing a counterpart.

2.2	A person who is not a party to this deed may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

2.3	Each party shall, at its own expense, at all times from the Effective Date do all things as may be required to give full effect to this deed, including, without limitation, the execution of all deeds and documents.

2.4	None of the rights or obligations of Basell under this deed may be assigned or transferred without the prior written consent of KRATON, and none of the rights or obligations of KRATON under this deed may be assigned or transferred without the prior written consent of Basell, except that no consent shall be required in the case of an assignment or transfer to an “Affiliate” or “Affiliates” (as defined in the Agreement).

2.5	This deed is governed by English law. The English courts have exclusive jurisdiction to settle any dispute, claim or controversy arising out of or in connection with this deed.
IN WITNESS of which this deed has been executed and has been delivered on the date which appears first on page 1.

SCHEDULE 1
[Agreement filed as Exhibit 10.43 to the Amendment No. 2 to the Company’s Registration Statement on Form S-4 filed on July 15, 2005.]

SIGNATORIES

EXECUTED as a deed by		)
SHELL CHEMICALS EUROPE B.V. acting by		)
)
acting under the authority of that		)
Company, in the presence of:		)

Witness’s Signature:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Address:	Legal Manager
20/12/05

EXECUTED as a deed by		)
SHELL PÉTROCHIMIE MÉDITERRANÉE acting by		)
)
acting under the authority of that		)
Company, in the presence of:		)

Witness’s Signature:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Address:	[ILLEGIBLE]

EXECUTED as a deed by		)
BASELL POLYOLÉFINES FRANCE S.A.S. acting by		)
)
acting under the authority of that		)
Company, in the presence of:		)

Witness’s Signature:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Address:	[ILLEGIBLE]

EXECUTED as a deed by		)
KRATON POLYMERS FRANCE S.A.S. acting by		)
)
acting under the authority of that		)	/s/ Nick Dekker
Company, in the presence of:		)	Nick Dekker

Witness’s Signature:	/s/ Martjin Warmerdam
Name:	Martjin Warmerdam
Address:	[ILLEGIBLE]